Exhibit 1.1

[TRANSLATION]

REZ-109 (2012-2011)

[Logo of Québec Registrar]

CERTIFICATE OF CONSOLIDATION

Business Corporations Act (Quebec) (R.S.Q., c. S-31.1)

I hereby certify that the Corporation

QUÉBECOR MÉDIA INC.

and its version

QUEBECOR MEDIA INC.

consolidated its Articles under the Business Corporations Act (Quebec) on January 17, 2013.

[Stamp of the Enterprise Registrar Québec]	Filed in the register on January 17, 2013 under the Quebec registration no. 1149501992	[Signed] Enterprise Registrar

Quebec enterprise number
1	1	4	9	5	0	1	9	9	2

Articles of Consolidation

Business Corporations Act, R.S.Q., c. S-31.1

1	Name of business corporation

	QUÉBECOR MÉDIA INC.

	Version(s) of the name of the corporation in a language other than French, if applicable

	QUEBECOR MEDIA INC.

2	Share capital

	See Schedule A attached to these Articles of Consolidation.

3	Restrictions on the transfer of participations, if applicable

	See Schedule B attached to these Articles of Consolidation.

4	Number of directors

	Fixed number or	Minimum number	1
		Maximum number	20

Sign the form and return it along with the required payment. Do not fax

Do not use this area.

Revenue Québec

RE-509(2012-07)

5	Restrictions on business activities, if applicable

n/a

6	Other provisions, if applicable

See Schedule B attached to these Articles of Consolidation.

7	Date and time to be assigned to the certificate, if applicable

Date Time

_________________________________________________

4	Signature

	___________________________________	___________________________________
	Name of authorized director or officer	Name of authorized director or officer

If you do not have enough space, attach one or more additional sheets. Indicate the corresponding section and, if applicable, number each page.

SCHEDULE A

to the Articles of Consolidation of

QUÉBECOR MÉDIA INC. / QUEBECOR MEDIA INC.

(the “Corporation”)

Any reference herein to the Act is a reference to the Business Corporations Act (Quebec) (R.S.Q., c. 31.1) as it now exists and as it may be amended from time to time and any reference herein to a section of the Act is a reference herein to a section of the Act as such section is presently numbered or as it may be amended from time to time.

1.	COMMON SHARES

The common shares of the capital stock were consolidated on December 5th, 2003, on the basis of 70 issued and outstanding common shares before consolidation for one issued and outstanding common share after consolidation, in order that the 8,652,196,704 issued and outstanding common shares of the corporation were consolidated into 123,602,807 issued and outstanding common shares of the Corporation.

The common shares shall carry the following rights, privileges, conditions and restrictions:

1.1	Number of Common Shares Available For Issue

The Corporation shall be authorized to issue an unlimited number of common shares (hereinafter called the “Common Shares”) without nominal or par value, and their respective rights, privileges, conditions and restrictions shall be as hereinafter set forth.

1.2	Dividends

Each Common Share shall, subject always to the rights of the holders of any Cumulative First Preferred Shares, be entitled to receive such dividends as the Board of Directors of the Corporation shall determine.

1.3	Liquidation

In the event of the liquidation, dissolution or reorganization of the Corporation or any other distribution of its assets among its shareholders for the purpose of winding-up its affairs, whether voluntarily or involuntarily, the holders of Common Shares shall be entitled, subject always to the rights of the holders of any Cumulative First Preferred Shares, to participate equally, share for share, in the remaining property and assets of the Corporation available for distribution to its shareholders, without preference or distinction.

1.4	Voting Rights

The holders of Common Shares shall be entitled to receive notice of any meeting of shareholders of the Corporation and to attend and vote thereat on any matter to be voted on by the shareholders of the Corporation, except a meeting where only the holders of shares of one class or of a particular series are entitled to vote separately pursuant to the Act or to the Articles of the Corporation. At each such meeting, each Common Share shall entitle the holder thereof to one (1) vote.

2.	CUMULATIVE FIRST PREFERRED SHARES

The Cumulative First Preferred Shares shall carry the following rights, privileges, conditions and restrictions:

2.1	Number of Cumulative First Preferred Shares Available For Issue

The Corporation shall be authorized to issue an unlimited number of cumulative first preferred shares issuable in series (hereinafter called the “Cumulative First Preferred Shares”) without nominal or par value, and their respective rights, privileges, conditions and restrictions shall be as hereinafter set forth.

2.2	Directors’ Authority to Issue in One or More Series

The Board of Directors of the Corporation may issue the Cumulative First Preferred Shares at any time and from time to time in one or more series. Before the first shares of a particular series are issued, the Board of Directors of the Corporation shall fix the number of shares in such series and shall determine, subject to the limitations set out in these Articles, the designation, rights, privileges, conditions and restrictions to be attached to the shares of such series including, without limiting or restricting the generality of the foregoing, the rate or rates, amount or method or methods of calculation of preferential dividends, and whether such rate, amount or method of calculation shall be subject to change or adjustment in the future, the currency or currencies of payment, the date and place of payment thereof, and the date or dates from which such preferential dividends shall accrue, the redemption price and terms and conditions of redemption, if any, the rights of retraction, if any, and the prices and other terms and conditions of any rights of retraction and whether any additional rights of retraction may be provided to such holders in the future, the conditions of any share purchase plan or sinking fund with respect thereto and the conversion rights or exchange rights, if any. Before the issue of the first shares of a series, the Board of Directors of the Corporation shall send to the Quebec Enterprise Registrar in conformity with the Act, Articles of Amendment containing a description of such series including the designation, rights, privileges, restrictions and conditions determined by the Board of Directors of the Corporation.

2.3	Ranking of Cumulative First Preferred Shares

Unless Articles of Amendment otherwise provide with respect to the creation and issue of a particular series of Cumulative First Preferred Shares, the Cumulative First Preferred Shares of each series shall rank on a parity with the Cumulative First Preferred Shares of every other series with respect to priority in the payment of dividends, return of capital and in the distribution of assets of the Corporation in the event of the liquidation or dissolution of the Corporation, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs, whether voluntarily or involuntarily. Unless Articles of Amendment otherwise provide with respect to the creation and issue of a particular series of Cumulative First Preferred Shares, the Cumulative First Preferred Shares shall be entitled to priority over the Common Shares and any other class of shares of the Corporation, with respect to priority in the payment of dividends, return of capital and in the distribution of assets of the Corporation in the event of the liquidation or dissolution of the Corporation, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs, whether voluntarily or involuntarily. If any cumulative dividends or amounts payable on return of capital in respect of a series of shares are not paid in full, the shares of all series of Cumulative First Preferred Shares shall participate rateably in respect of accumulated dividends and return of capital, unless Articles of Amendment otherwise provide with respect to the creation and issue of a particular series of Cumulative First Preferred Shares.

2.4	Purchase by the Corporation

Subject to the provisions of the Act and the provisions in the Articles of the Corporation, as amended from time to time, that attach to any particular series of Cumulative First Preferred Shares, Cumulative First Preferred Shares of any series, if so provided in the rights, privileges, conditions and restrictions attached to such series, may be made subject to redemption or retraction at the option of the Corporation or the holder thereof, respectively, at such time and at such prices and upon such other terms and conditions as may be specified in the rights, privileges, conditions and restrictions attaching to the Cumulative First Preferred Shares of such series in the Articles of the Corporation, as amended from time to time.

2.5	Voting Rights

Unless Articles of Amendment otherwise provide with respect to the creation and issue of a particular series of Cumulative First Preferred Shares, the holders of Cumulative First Preferred Shares shall not be entitled to receive any notice of or attend any meeting of shareholders of the Corporation and shall not be entitled to vote at any such meeting, unless the Corporation shall have failed to pay cumulative dividends as determined for any particular series of Cumulative First Preferred Shares, and provided that at any meeting of shareholders at which, notwithstanding the foregoing, the holders of Cumulative First Preferred Shares are required or entitled by the Act to vote separately as a class or a series, each holder of Cumulative First Preferred Shares of any series thereof shall be entitled to receive notice of and attend any meeting of shareholders of the Corporation at which such matter is to be addressed and shall be entitled to cast one (1) vote for each such Cumulative First Preferred Share held.

Any meeting of shareholders at which the holders of the Cumulative First Preferred Shares are required or entitled by the Act to vote separately as a class or a series shall, unless the Articles of the Corporation otherwise provide, be called and conducted in accordance with the by-laws of the Corporation, provided that no amendment to or repeal of the provisions of such by-laws made after the date of the first issue of any of the Cumulative First Preferred Shares by the Corporation shall be applicable to the calling and conduct of meetings of holders of the Cumulative First Preferred Shares voting separately as a class or as a series, unless such amendment or repeal has been theretofore approved by by-law adopted by the holders of each series of Cumulative First Preferred Shares voting separately as a series.

2.6	Amendments

As long as there shall be Cumulative First Preferred Shares outstanding, the Corporation shall not, unless consented to by the holders of the Cumulative First Preferred Shares as hereinafter mentioned and upon compliance with the provisions of the Act, (a) create any other class of shares ranking in priority to the outstanding Cumulative First Preferred Shares or having the same rank, (b) voluntarily liquidate or dissolve the Corporation or execute any decrease of capital involving the distribution of assets on any other shares of its share capital, or (c) repeal, amend or otherwise alter any of the provisions contained in Sections 2.1 to 2.5 hereof or in this present Section.

The above-mentioned approval of the holders of the Cumulative First Preferred Shares shall be considered sufficient if contained in (a) a resolution adopted by at least two-thirds (2/3) of the votes cast at a meeting of the holders of the Cumulative First Preferred Shares held for that purpose, at which meeting such holders will be entitled to one (1) vote for each Cumulative First Preferred Share held by them, or (b) a document signed by the holders of at least two-thirds (2/3) of the outstanding Cumulative First Preferred Shares. Such approval so given will be binding upon all the holders of the Cumulative First Preferred Shares.

3.	CUMULATIVE FIRST PREFERRED SHARES, SERIES A

In addition to the rights, privileges, conditions and restrictions attaching to the Cumulative First Preferred Shares, the Cumulative First Preferred Shares, Series A (“Series A Shares”) shall carry the following rights, privileges, conditions and restrictions:

3.1	Number of Series A Shares Available For Issue

The Corporation shall be authorized to issue an unlimited number of Series A Shares (hereinafter called the “Cumulative First Preferred Shares, Series A”) and their respective rights, privileges, conditions and restrictions shall be as hereinafter set forth.

3.2	Dividends

The registered holders of Series A Shares shall be entitled to receive, in each fiscal year of the Corporation, fixed cumulative preferential dividends at the rate of 12.5% per share per annum, calculated daily on the Redemption Price (as hereinafter defined) of the Series A Shares. The said dividends shall be cumulative from the respective dates of issue of each Series A Share.

For greater certainty, it is hereby declared that (a) wherever used in this present Section, the expression “dividends at the rate of 12.5% per share per annum” shall mean, in respect of Series A Shares, dividends computed at that rate for at least the number of days during which such share was outstanding during the fiscal year in respect of which the computation is being made and (b) nothing herein contained or implied shall require prorating of dividends in respect of any shares not outstanding for the whole of any period for or in respect of which such dividends are being accumulated. The directors of the Corporation may, however, in their discretion, prorate dividends in respect of any shares not outstanding for the whole of any period for or in respect of which dividends are being accumulated if such right of prorating was provided by the Corporation at the time of the issue of such shares.

All dividends declared on the Series A Shares shall be payable semi-annually on a cumulative basis on the l4th day of the months of January and July in each year, at such place as the directors of the Corporation may determine from time to time, in cash or by certified cheque, bank draft or wire transfer, provided that in respect of any payment of dividends denominated in a currency other than Canadian, the applicable exchange rate shall be that published by the Bank of Canada in effect on the date of payment.

The holders of Series A Shares shall only be entitled to receive the aforementioned dividends. No dividends may be paid on any shares ranking junior to the Series A Shares unless all dividends which shall have become payable on the Series A Shares have been paid or set aside for payment.

3.3	Liquidation

In the event of the liquidation, dissolution or reorganization of the Corporation or any other distribution of its assets among its shareholders for the purpose of winding-up its affairs, whether voluntarily or involuntarily, the holders of Series A Shares shall be entitled to receive, in preference to the holders of Common Shares, an amount equal to the Redemption Price (as hereinafter defined) of each Series A Share held and any accumulated and unpaid dividends with respect thereto.

3.4	Voting Rights

Holders of Series A Shares shall not be entitled to receive notice of, attend or vote at, any meeting of the shareholders of the Corporation, unless the Corporation shall have failed to pay eight (8) semi-annual dividends on the Series A Shares, whether or not consecutive. In that event and only for so long as any such dividends remain in arrears, the holders of Series A Shares shall be entitled to receive notice of, attend and vote at, all shareholders’ meetings, except meetings at which only holders of another specified series or class of shares are entitled to vote. At each such meeting, each Series A Share shall entitle the holder thereof to one (1) vote.

3.5	Retraction Rights

Each holder of Series A Shares shall be entitled, at its option, upon prior written notice of not less than one (1) business day to the Corporation, to require the Corporation to redeem all or part of such holder’s Series A Shares for an aggregate amount equal to the Redemption Price (as hereinafter defined) plus any accumulated but unpaid dividends with respect thereto, payable, subject to the provisions of the Act in this regard, upon presentation and surrender by such holder of Series A Shares of the certificate(s) representing such number of Series A Shares to be redeemed (the date on which such presentation and surrender occurs being the “Retraction Date”). As of the Retraction Date, the Series A Shares shall be considered redeemed and the Corporation shall pay to such holder of Series A Shares the Redemption Price (as hereinafter defined) and any accumulated but unpaid dividends with respect thereto, in the manner described in Section 3.7. In the event the Corporation is unable to pay the Redemption Price of the Series A Shares as of the Retraction Date, it shall forthwith give the holder of Series A Shares written notice thereof.

3.6	Redemption Rights

The Corporation shall have the right, at its option, subject to the provisions of the Act in this regard, to redeem at any time all or, from time to time, any of the Series A Shares then outstanding upon giving notice as hereinafter provided, on payment to the holders of the Series A Shares of an aggregate amount equal to the Redemption Price (as hereinafter defined) plus all dividends accumulated on such Series A Shares being redeemed and remaining unpaid. In the case of partial redemption, the Series A Shares to be redeemed shall be selected pro rata among the holders of all the Series A Shares then outstanding, except that, with the consent of all the holders of Series A Shares, the shares to be redeemed may be selected in any other manner.

The Corporation shall, at least one (1) business day prior to the date fixed for redemption (the “Redemption Date”), give written notice to each then registered holder of Series A Shares, of the Corporation’s intention to redeem the same. Such notice shall set out the date and the place at which the redemption is to take place and where payment is to occur, and in the case of partial redemption, the number of shares to be redeemed from each such holder of Series A Shares. If notice of redemption is given as aforesaid and an amount sufficient to redeem the Series A Shares called for redemption is deposited with the Corporation’s bankers or at any other place or places specified in the notice, on or before the Redemption Date, the holders of Series A Shares shall, after the Redemption Date, have no right in or against the Corporation except the right to receive payment of the Redemption Price plus all dividends accumulated on such Series A Shares being redeemed and remaining unpaid, in the manner described in Section 3.7, on presentation and surrender of the certificates representing such number of shares to be redeemed.

3.7	Redemption Price

The Redemption Price of the Series A Shares shall be an amount equal to $1,000 per Series A Share being redeemed. The Redemption Price may be paid in cash, or by certified cheque, bank draft or wire transfer, or by the delivery of assets having equivalent value, provided that in respect of any such payment denominated in a currency other than Canadian, for the purpose of this present Section, the applicable exchange rate shall be that published by the Bank of Canada in effect on the date of payment.

4.	CUMULATIVE FIRST PREFERRED SHARES, SERIES B

In addition to the rights, privileges, conditions and restrictions attaching to the Cumulative First Preferred Shares, the Cumulative First Preferred Shares, Series B (“Series B Shares”) shall carry the following rights, privileges, conditions and restrictions:

4.1	Number of Series B Shares Available For Issue

The Corporation shall be authorized to issue an unlimited number of Series B Shares (hereinafter called the “Cumulative First Preferred Shares, Series B”) and their respective rights, privileges, conditions and restrictions shall be as hereinafter set forth.

4.2	Dividends

The registered holders of Series B Shares shall be entitled to receive a single dividend, payable in cash, which amount shall be fixed by the directors in accordance with the provisions of the following paragraph and which, once fixed by the directors, shall be paid on the date of conversion of the Series B Shares into Common Shares of the Corporation.

The amount of the dividend shall be equal to the sum of (i) the interest earned by the Corporation on all funds deposited on December 30, 2002 with the Royal Bank of Canada, as administrative officer, for the purpose of being applied to the partial repayment of the Corporation’s Facility B-1 in accordance with the terms of the Corporation’s credit agreement dated June 29, 2001 (the “Credit Agreement”), and (ii) the amount of interest saved by the Corporation by reason of the Corporation’s partial repayment of Facility B-1 under the terms of the Credit Agreement; the whole for the period from December 30, 2002 to the date of conversion of the Series B Shares into Common Shares of the Corporation.

The holders of Series B Shares shall only be entitled to receive the aforementioned dividend. No dividends may be paid on any shares ranking junior to the Series B Shares unless the dividend which shall have become payable on the Series B Shares has been paid or set aside for payment.

4.3	Liquidation

In the event of the liquidation, dissolution or reorganization of the Corporation or any other distribution of its assets among its shareholders for the purpose of winding-up its affairs, whether voluntarily or involuntarily, the holders of Series B Shares shall be entitled to receive, in preference to the holders of Common Shares, an amount equal to the Redemption Price (as hereinafter defined) of each Series B Share held and the dividend provided for in Section 4.2 hereof.

4.4	Voting Rights

Holders of Series B Shares shall not be entitled to receive notice of, attend or vote at, any meeting of the shareholders of the Corporation, unless the Corporation shall have failed to pay the dividend provided for in Section 4.2 hereof. In that event and only for so long as such dividend remains in arrears, the holders of Series B Shares shall be entitled to receive notice of, attend and vote at, all shareholders’ meetings, except meetings at which only holders of another specified series or class of shares are entitled to vote. At each such meeting, each Series B Share shall entitle the holder thereof to one (1) vote.

4.5	Retraction Rights

Each holder of Series B Shares shall be entitled, at its option, upon prior written notice of not less than one (1) business day to the Corporation, to require the Corporation to redeem all or part of such holder’s Series B Shares as of the expiry of a period of 91 days following the maturity date of the Corporation’s notes issued under trust deeds dated July 6, 2001, unless the Corporation meets the conditions provided for in said trust deeds to be able to proceed with the redemption before that date, the whole for an aggregate amount equal to the Redemption Price (as hereinafter defined) plus the dividend provided for in Section 4.2 hereof, payable, subject to the provisions of the Act in this regard, upon presentation and surrender by such holder of Series B Shares of the certificate(s) representing such number of Series B Shares to be redeemed (the date on which such presentation and surrender occurs being the “Retraction Date”). As of the Retraction Date, the Series B Shares shall be considered redeemed and the Corporation shall pay to such holder of Series B Shares the Redemption Price (as hereinafter defined) and the dividend provided for in Section 4.2 hereof, in the manner set forth in Section 4.7 hereinbelow. In the event the Corporation is unable to pay the Redemption Price of the Series B Shares as of the Retraction Date, it shall forthwith give the holders of Series B Shares written notice thereof.

4.6	Redemption Rights

The Corporation shall have the right, at its option, subject to the provisions of the Act in this regard, to redeem at any time all or, from time to time, any of the Series B Shares then outstanding upon giving notice as hereinafter provided, as of the expiry of a period of 91 days following the maturity date of the Corporation’s notes issued under trust deeds dated July 6, 2001, unless the Corporation meets the conditions provided for in said trust deeds to be able to proceed with the redemption before that date, the whole upon payment to the holders of the Series B Shares of an aggregate amount equal to the Redemption Price (as hereinafter defined) plus the dividend provided for in Section 4.2 hereof on such Series B Shares being redeemed and remaining unpaid. In the case of partial redemption, the Series B Shares to be redeemed shall be selected pro rata among the holders of all the Series B Shares then outstanding, except that, with the consent of all the holders of Series B Shares, the shares to be redeemed may be selected in any other manner.

The Corporation shall, at least one (1) business day prior to the date fixed for redemption (the “Redemption Date”), give written notice to each then registered holder of Series B Shares, of the Corporation’s intention to redeem such shares. Such notice shall set out the date and the place at which the redemption is to take place and where payment is to occur, and in the case of partial redemption, the number of shares to be redeemed from each such holder of Series B Shares. If notice of redemption is given as aforesaid and an amount sufficient to redeem the Series B Shares called for redemption is deposited with the Corporation’s bankers or at any other place or places specified in the notice, on or before the Redemption Date, the holders of Series B Shares shall, after the Redemption Date, have no right in or against the Corporation except the right to receive payment of the Redemption Price plus the dividend provided for in Section 4.2 hereof with respect to such Series B Shares being redeemed and remaining unpaid, in the manner described in Section 4.7, the whole upon presentation and surrender of the certificates representing such number of shares to be redeemed.

4.7	Redemption Price

The Redemption Price of the Series B Shares shall be an amount equal to $1.00 per Series B Share being redeemed. The Redemption Price may be paid in cash, or by certified cheque, bank draft or wire transfer, or by the delivery of assets having equivalent value, provided that in respect of any such payment denominated in a currency other than Canadian, for the purpose of this present Section, the applicable exchange rate shall be that published by the Bank of Canada in effect on the date of payment.

4.8	Conversion Rights

Each issued and outstanding Series B Share may, at the option of its holder, be converted into Common Shares (i) at the same time as Caisse de dépôt et de placement du Québec (« CDPQ ») and/or Capital Communications CDPQ inc. (« CapCom ») subscribe for Common Shares of the Corporation for an amount equal to their obligations under the terms of the undertaking granted by the CDPQ on June 29, 2001 in favour of the administrative officer of the Corporation’s lenders under the terms of the Credit Agreement (the “CDPQ Undertaking”), namely, on or before April 23, 2003, and (ii) on the basis of the conversion of the paid-up capital of the Series B Shares into Common Shares of the Corporation at a price per share equal to the subscription price paid by the CDPQ and Capcom for the subscription of Common Shares of the Corporation under the terms of the CDPQ Undertaking. When a holder of Series B Shares exercises its conversion right in accordance with the provisions of this Section, it shall surrender to the Corporation the certificate(s) representing the Series B Shares it wishes to convert.

Upon every conversion of Series B Shares, the certificate representing the shares resulting from the conversion shall be issued in the name of the holder of the converted shares. The right of a holder of Series B Shares to convert its shares under this Section shall be presumed to have been exercised and the holder of shares to be converted shall be deemed to have become a holder of the shares resulting from the conversion, for all purposes, on the date or dates of delivery of the certificate(s) representing the shares to be converted, the whole notwithstanding any delay in the delivery of the certificate representing the shares resulting from the conversion.

5.	CUMULATIVE FIRST PREFERRED SHARES, SERIES C

In addition to the rights, privileges, conditions and restrictions attaching to the Cumulative First Preferred Shares, the Cumulative First Preferred Shares, Series C (“Series C Shares”) shall carry the following rights, privileges, conditions and restrictions:

5.1	Number of Series C Shares Available For Issue

The Corporation shall be authorized to issue an unlimited number of Series C Shares (hereinafter called the “Cumulative First Preferred Shares, Series C”) and their respective rights, privileges, conditions and restrictions shall be as hereinafter set forth.

5.2	Dividends

The registered holders of Series C Shares shall be entitled to receive, in each fiscal year of the Corporation, fixed cumulative preferential dividends at the rate of 11.25 % per share per annum, calculated daily on the Redemption Price (as hereinafter defined) of the Series C Shares. The said dividends shall be cumulative from the respective dates of issue of each Series C Share.

For greater certainty, it is hereby declared that (a) wherever used in this present Section, the expression “dividends at the rate of 11.25 % per share per annum” shall mean, in respect of Series C Shares, dividends computed at that rate for at least the number of days during which such share was outstanding during the fiscal year in respect of which the computation is being made and (b) nothing herein contained or implied shall require prorating of dividends in respect of any shares not outstanding for the whole of any period for or in respect of which such dividends are being accumulated. The directors of the Corporation may, however, in their discretion, prorate dividends in respect of any shares not outstanding for the whole of any period for or in respect of which dividends are being accumulated if such right of prorating was provided by the Corporation at the time of the issue of such shares.

All dividends declared on the Series C Shares shall be payable semi-annually on a cumulative basis on the 20th day of the months of June and December in each year, at such place as the directors of the Corporation may determine from time to time, in cash or by certified cheque, bank draft or wire transfer, provided that in respect of any payment of dividends denominated in a currency other than Canadian, the applicable exchange rate shall be that published by the Bank of Canada in effect on the date of payment.

The holders of Series C Shares shall only be entitled to receive the aforementioned dividends. No dividends may be paid on any shares ranking junior to the Series C Shares unless all dividends which shall have become payable on the Series C Shares have been paid or set aside for payment.

5.3	Liquidation

In the event of the liquidation, dissolution or reorganization of the Corporation or any other distribution of its assets among its shareholders for the purpose of winding-up its affairs, whether voluntarily or involuntarily, the holders of Series C Shares shall be entitled to receive, in preference to the holders of Common Shares, an amount equal to the Redemption Price (as hereinafter defined) of each Series C Share held and any accumulated and unpaid dividends with respect thereto.

5.4	Voting Rights

Holders of Series C Shares shall not be entitled to receive notice of, attend or vote at, any meeting of the shareholders of the Corporation, unless the Corporation shall have failed to pay eight (8) semi-annual dividends on the Series C Shares, whether or not consecutive. In that event and only for so long as any such dividends remain in arrears, the holders of Series C Shares shall be entitled to receive notice of, and to attend and vote at, all shareholders’ meetings, except meetings at which only holders of another specified series or class of shares are entitled to vote. At each such meeting, each Series C Share shall entitle the holder thereof to one (1) vote.

5.5	Retraction Rights

Each holder of Series C Shares shall be entitled, at its option, upon prior written notice of not less than one (1) business day to the Corporation, to require the Corporation to redeem all or part of such holder’s Series C Shares for an aggregate amount equal to the Redemption Price (as hereinafter defined) plus any accumulated but unpaid dividends with respect thereto, payable, subject to the provisions of the Act in this regard, upon presentation and surrender by such holder of Series C Shares of the certificate(s) representing such number of Series C Shares to be redeemed (the date on which such presentation and surrender occurs being the “Retraction Date”). As of the Retraction Date, the Series C Shares shall be considered redeemed and the Corporation shall pay to such holder of Series C Shares the Redemption Price (as hereinafter defined) and any accumulated but unpaid dividends with respect thereto, in the manner described in Section 5.7. In the event the Corporation is unable to pay the Redemption Price of the Series C Shares as of the Retraction Date, it shall forthwith give the holder of Series C Shares written notice thereof.

5.6	Redemption Rights

The Corporation shall have the right, at its option, subject to the provisions of the Act in this regard, to redeem at any time all or, from time to time, any of the Series C Shares then outstanding upon giving notice as hereinafter provided, on payment to the holders of the Series C Shares of an aggregate amount equal to the Redemption Price (as hereinafter defined) plus all dividends accumulated on such Series C Shares being redeemed and remaining unpaid. In the case of partial redemption, the Series C Shares to be redeemed shall be selected pro rata among the holders of all the Series C Shares then outstanding, except that, with the consent of all the holders of Series C Shares, the shares to be redeemed may be selected in any other manner.

The Corporation shall, at least one (1) business day prior to the date fixed for redemption (the “Redemption Date”), give written notice to each then registered holder of Series C Shares, of the Corporation’s intention to redeem the same. Such notice shall set out the date and the place at which the redemption is to take place and where payment is to occur, and in the case of partial redemption, the number of shares to be redeemed from each such holder of Series C Shares. If notice of redemption is given as aforesaid and an amount sufficient to redeem the Series C Shares called for redemption is deposited with the Corporation’s bankers or at any other place or places specified in the notice, on or before the Redemption Date, the holders of Series C Shares shall, after the Redemption Date, have no right in or against the Corporation except the right to receive payment of the Redemption Price plus all dividends accumulated on such Series C Shares being redeemed and remaining unpaid, in the manner described in Section 5.7, on presentation and surrender of the certificate(s) representing such number of shares to be redeemed.

5.7	Redemption Price

The Redemption Price of the Series C Shares shall be an amount equal to $1,000 per Series C Share being redeemed. The Redemption Price may be paid in cash, or by certified cheque, bank draft or wire transfer, or by the delivery of assets having equivalent value, provided that in respect of any such payment denominated in a currency other than Canadian, for the purpose of this present Section, the applicable exchange rate shall be that published by the Bank of Canada in effect on the date of payment.

6.	CUMULATIVE FIRST PREFERRED SHARES, SERIES D

In addition to the rights, privileges, conditions and restrictions attaching to the Cumulative First Preferred Shares, the Cumulative First Preferred Shares, Series D (“Series D Shares”) shall carry the following rights, privileges, conditions and restrictions:

6.1	Number of Series D Shares Available For Issue

The Corporation shall be authorized to issue an unlimited number of Series D Shares (hereinafter called the “Cumulative First Preferred Shares, Series D”) and their respective rights, privileges, conditions and restrictions shall be as hereinafter set forth.

6.2	Dividends

The registered holders of Series D Shares shall be entitled to receive, in each fiscal year of the Corporation, fixed cumulative preferential dividends at the rate of 11.0 % per share per annum, calculated daily on the Redemption Price (as hereinafter defined) of the Series D Shares. The said dividends shall be cumulative from the respective dates of issue of each Series D Share.

For greater certainty, it is hereby declared that (a) wherever used in this present Section, the expression “dividends at the rate of 11.0 % per share per annum” shall mean, in respect of Series D Shares, dividends computed at that rate for at least the number of days during which such share was outstanding during the fiscal year in respect of which the computation is being made and (b) nothing herein contained or implied shall require prorating of dividends in respect of any shares not outstanding for the whole of any period for or in respect of which such dividends are being accumulated. The directors of the Corporation may, however, in their discretion, prorate dividends in respect of any shares not outstanding for the whole of any period for or in respect of which dividends are being accumulated if such right of prorating was provided by the Corporation at the time of the issue of such shares.

All dividends declared on the Series D Shares shall be payable semi-annually on a cumulative basis on the 20th day of the months of June and December in each year, at such place as the directors of the Corporation may determine from time to time, in cash or by certified cheque, bank draft or wire transfer, provided that in respect of any payment of dividends denominated in a currency other than Canadian, the applicable exchange rate shall be that published by the Bank of Canada in effect on the date of payment.

The holders of Series D Shares shall only be entitled to receive the aforementioned dividends. No dividends may be paid on any shares ranking junior to the Series D Shares unless all dividends which shall have become payable on the Series D Shares have been paid or set aside for payment.

6.3	Liquidation

In the event of the liquidation, dissolution or reorganization of the Corporation or any other distribution of its assets among its shareholders for the purpose of winding-up its affairs, whether voluntarily or involuntarily, the holders of Series D Shares shall be entitled to receive, in preference to the holders of Common Shares, an amount equal to the Redemption Price (as hereinafter defined) of each Series D Share held and any accumulated and unpaid dividends with respect thereto.

6.4	Voting Rights

Holders of Series D Shares shall not be entitled to receive notice of, attend or vote at, any meeting of the shareholders of the Corporation, unless the Corporation shall have failed to pay eight (8) semi-

annual dividends on the Series D Shares, whether or not consecutive. In that event and only for so long as any such dividends remain in arrears, the holders of Series D Shares shall be entitled to receive notice of, and to attend and vote at, all shareholders’ meetings, except meetings at which only holders of another specified series or class of shares are entitled to vote. At each such meeting, each Series D Share shall entitle the holder thereof to one (1) vote.

6.5	Retraction Rights

Each holder of Series D Shares shall be entitled, at its discretion, upon prior written notice of not less than one (1) business day to the Corporation, to require the Corporation to redeem all or part of such holder’s Series D Shares for an aggregate amount equal to the Redemption Price (as hereinafter defined) and any accumulated but unpaid dividends with respect thereto, payable, subject to the provisions of the Act in this regard, upon presentation and surrender by such holder of Series D Shares of the certificates representing such number of Series D Shares to be redeemed (the date on which such presentation and surrender occurs being the “Retraction Date”). As of the Retraction Date, the Series D Shares shall be considered redeemed and the Corporation shall pay to such holder of Series D Shares the Redemption Price (as hereinafter defined) and any accumulated but unpaid dividends with respect thereto, in the manner described in Section 6.7. In the event the Corporation is unable to pay the Redemption Price of the Series D Shares as of the Retraction Date, it shall forthwith give the holder of Series D Shares written notice thereof.

6.6	Redemption Rights

The Corporation shall have the right, at its option, subject to the provisions of the Act in this regard, to redeem at any time all or, from time to time, any of the Series D Shares then outstanding upon giving notice as hereinafter provided, on payment to the holders of the Series D Shares of an aggregate amount equal to the Redemption Price (as hereinafter defined) plus all dividends accumulated on such Series D Shares being redeemed and remaining unpaid. In the case of partial redemption, the Series D Shares to be redeemed shall be selected pro rata among the holders of all the Series D Shares then outstanding, except that, with the consent of all the holders of Series D Shares, the shares to be redeemed may be selected in any other manner.

The Corporation shall, at least one (1) business day prior to the date fixed for redemption (the “Redemption Date”), give written notice to each then registered holder of Series D Shares, of the Corporation’s intention to redeem the same. Such notice shall set out the date and the place at which the redemption is to take place and where payment is to occur, and in the case of partial redemption, the number of shares to be redeemed from each such holder of Series D Shares. If notice of redemption is given as aforesaid and an amount sufficient to redeem the Series D Shares called for redemption is deposited with the Corporation’s bankers or at any other place or places specified in the notice, on or before the Redemption Date, the holders of Series D Shares shall, after the Redemption Date, have no right in or against the Corporation except the right to receive payment of the Redemption Price plus all dividends accumulated on such Series D Shares being redeemed and remaining unpaid, in the manner described in Section 6.7, on presentation and surrender of the certificate(s) representing such number of shares to be redeemed.

6.7	Redemption Price

The Redemption Price of the Series D Shares shall be an amount equal to $1,000 per Series D Share being redeemed. The Redemption Price may be paid in cash, or by certified cheque, bank draft or wire transfer, or by the delivery of assets having equivalent value, provided that in respect of any such payment denominated in a currency other than Canadian, for the purpose of this present Section, the applicable exchange rate shall be that published by the Bank of Canada in effect on the date of payment.

7.	PREFERRED SHARES, SERIES E

The Preferred Shares, Series E (“Series E Shares”) shall carry the following rights, privileges, conditions and restrictions:

7.1	Number of Series E Shares Available For Issue

The Corporation shall be authorized to issue an unlimited number of Series E Shares (hereinafter called the “Preferred Shares, Series E”) without nominal or par value and their respective rights, privileges, conditions and restrictions shall be as hereinafter set forth.

7.2	Dividend

When the Corporation declares a dividend, each holder of Series E Shares shall be entitled to receive up to and not exceeding the declared dividend, in preference to the holders of Common Shares, but subsequent to the holders of Cumulative First Preferred Shares, Series A, B, C and D and from the set funds set aside for payment of dividends, a non-cumulative preferential monthly dividend at a maximum rate of one and twenty-five one hundredths of one percent (1.25%) per month, calculated on the redemption value of the Series E Shares, as defined hereinafter in Sections 7.6 and 7.7. The directors shall be responsible for determining the time and terms of payment of such dividend.

7.3	Repayment

If, for any reason, including in the event of dissolution, liquidation or winding-up of the Corporation, whether or not voluntary, some or all of the assets of the Corporation are distributed to the shareholders, each holder of Series E Shares shall be entitled, in preference to the holders of Common Shares, but subsequent to the holders of Cumulative First Preferred Shares, Series A, B, C and D, to receive payment of the redemption value of the Series E Shares, as defined hereinafter in Sections 7.6 and 7.7, to which shall be added, if any, the amount of declared but unpaid dividends on the Series E Shares.

If the assets of the Corporation are insufficient to pay the full amount owing to the holders of Series E Shares in accordance with the foregoing, the said holders of Series E shares shall share the assets of the Corporation on a pro rata basis according to the number of Series E Shares they hold.

7.4	Additional Participation

The Series E Shares shall not carry any further right to participate in the property, profits or asset surplus of the Corporation.

7.5	Voting Rights

Subject to the provisions of the Act, the holders of Series E Shares shall not, as such, be entitled to receive notice of, attend or vote at meetings of shareholders of the Corporation.

7.6	Retraction Right

Subject to the provisions of the Act, each holder of Series E Shares shall be entitled, at any time and at such holder’s option, upon written notice, to require the Corporation to redeem all or part of such holder’s shares at a price equal to the redemption price plus an amount equal to all dividends declared thereon but unpaid up to the date on which such redemption is to take place, such aggregate amount shall be referred to hereinafter as the “Aggregate Redemption Price”. The redemption shall be made in accordance with the procedure established herein below.

7.7	Retraction Procedure

To exercise the retraction right set forth above, the holder of Series E Shares shall surrender to the Corporation, at its head office, the certificate(s) representing the Series E Shares such holder wishes to have redeemed by the Corporation, together with a written request indicating whether all or a specific number of shares represented by the certificate(s) shall be redeemed by the Corporation on the retraction date chosen by the Corporation (which date shall not be more than 30 days after the date on which the Corporation receives the written request) or on any other date on which the Corporation and the holder of Series E Shares may agree. The Corporation shall redeem the Series E Shares duly tendered in accordance with the retraction privilege set forth above at a price equal to the Aggregate Redemption Price. Surrender of the certificate(s) by a holder of Series E Shares in accordance with this present Section 7.7 shall be irrevocable, unless the Corporation fails to duly pay to such holder the Aggregate Redemption Price on or before the retraction date. If the Corporation fails to make such payment on or before the retraction date, the Corporation shall immediately thereafter return to the holder the certificate(s) the holder has surrendered. If the holder of Series E Shares tenders only part of the Series E Shares represented by the certificate(s) for the purposes of redemption in accordance with the aforementioned retraction privilege, the Corporation shall issue and deliver, at the Corporation’s expense, a new certificate representing the Series E Shares that have not been tendered for redemption.

On the retraction date, the Aggregate Redemption Price shall be paid by cheque drawn in Canadian funds, at par, on any branch in Canada of the Corporation’s bank or by any other form of consideration deemed acceptable by the holders of Series E Shares. Once payment has been made, the Series E Shares for which payment has been made shall be redeemed. From the retraction date, the Series E Shares redeemed shall no longer entitle the holders thereof to receive any dividends or to otherwise participate in a distribution of the assets of the Corporation, and the holders of such shares shall no longer be entitled to exercise any other rights of holders of Series E Shares, unless payment of the Aggregate Redemption Price has not been made on the retraction date, in which case the rights of the holders of Series E Shares shall remain unchanged.

For the purposes of this Section, the redemption price shall be, at all times (the “Relevant Time”), for any Series E Share to be redeemed, the amount equal to the aggregate consideration (calculated as provided for below) received for such share. The consideration represents the equivalent in cash or any other form of consideration deemed acceptable by the holder of Series E Shares of the fair market value of the consideration received for the Series E Shares, calculated at the time the said Series E Shares are issued, which calculation shall be made as soon as possible by the Board of Directors of the Corporation and, in any event, no later than 180 days following issuance thereof; however, if a holder of Series E Shares expresses disagreement with such calculation in a written notice delivered to the Secretary of the Corporation no later than 30 days following the date on which the Corporation notifies the holders of Series E Shares in writing that such calculation has been made, the calculation shall be made by the auditors of the Corporation or any other independent person appointed for that purpose by the Board of Directors of the Corporation. Any such calculation made by the Board of Directors of the Corporation, the auditors or any person thus appointed shall be binding upon the Corporation and all the holders of any class of shares of the Corporation.

If, at any time after the Series E Shares have been issued, the Corporation, the auditors or any other independent person or any tax authority establishes that the fair market value (at the time the Series E Shares were issued), on a per share basis, of the consideration received at the time the Series E Shares were issued differs from the redemption price, the redemption price shall then be deemed to be, and to always have been, the fair market value (at the time the Series E Shares were issued), on a per share basis, of the consideration received at the time the Series E Shares were issued, as established by the Corporation, the auditors or any other independent person or any tax authority, as the case may be. If, before the redemption price provided for in the foregoing sentence is adjusted, the Corporation paid, in cash or any other form of consideration, to a holder of Series E Shares, in connection with a redemption, retraction or purchase of Series E Shares, a sum for the Series E Shares that differs from the adjusted redemption price, the holder or the Corporation, as deemed appropriate, shall immediately pay to the holder or the Corporation, as the case may be, the difference between the amount paid in connection with the redemption, retraction or purchase and the adjusted redemption price.

Moreover, if at the time of the adjustment, dividends have already been declared and paid on the Series E Shares, such dividends shall be adjusted so as to reflect the adjustment to the redemption price.

7.8	Right to Purchase by Agreement

Subject to the provisions of the Act, the Corporation may, at any time, as and when it sees fit, without giving notice and without taking into consideration the other classes of shares, purchase by agreement and at the best possible price, all or part of the issued and outstanding Series E Shares. However, such purchase price shall never exceed the Aggregate Redemption Price as defined below in Sections 7.6 and 7.7, or the book value of the net assets of the Corporation.

8.	CUMULATIVE FIRST PREFERRED SHARES, SERIES F

In addition to the rights, privileges, conditions and restrictions attaching to the Cumulative First Preferred Shares, the Cumulative First Preferred Shares, Series F (“Series F Shares”) shall carry the following rights, privileges, conditions and restrictions:

8.1	Number of Series F Shares Available For Issue

The Corporation shall be authorized to issue an unlimited number of Series F Shares (hereinafter called the “Cumulative First Preferred Shares, Series F”) and their respective rights, privileges, conditions and restrictions shall be as hereinafter set forth.

8.2	Dividends

The registered holders of Series F Shares shall be entitled to receive, in each fiscal year of the Corporation, fixed cumulative preferential dividends at the rate of 10.85 % per share per annum, calculated daily on the Redemption Price (as hereinafter defined) of Series F Shares. The said dividends shall be cumulative from the respective dates of issue of each Series F Share.

For greater certainty, it is hereby declared that (a) wherever used in this present Section, the expression “dividends at the rate of 10.85 % per share per annum” shall mean, in respect of Series F Shares, dividends computed at that rate for at least the number of days during which such share was outstanding during the fiscal year in respect of which the computation is being made and (b) nothing herein contained or implied shall require prorating of dividends in respect of any shares not outstanding for the whole of any period for or in respect of which such dividends are being accumulated. The directors of the Corporation may, however, in their discretion, prorate dividends in respect of any shares not outstanding for the whole of any period for or in respect of which dividends are being accumulated if such right of prorating was provided by the Corporation at the time of the issue of such shares.

All dividends declared on the Series F Shares shall be payable semi-annually on a cumulative basis on the 14th day of the months of January and July in each year, at such place as the directors of the Corporation may determine from time to time, in cash or by certified cheque, bank draft or wire transfer, provided that in respect of any payment of dividends denominated in a currency other than Canadian, the applicable exchange rate shall be that published by the Bank of Canada in effect on the date of payment.

The holders of Series F Shares shall only be entitled to receive the aforementioned dividends. No dividends may be paid on any shares ranking junior to the Series F Shares unless all dividends which shall have become payable on the Series F Shares have been paid or set aside for payment.

8.3	Liquidation

In the event of the liquidation, dissolution or reorganization of the Corporation or any other distribution of its assets among its shareholders for the purpose of winding-up its affairs, whether voluntarily or involuntarily, the holders of Series F Shares shall be entitled to receive, in preference to the holders of Common Shares, an amount equal to the Redemption Price (as hereinafter defined) of each Series F Share held and any accumulated and unpaid dividends with respect thereto.

8.4	Voting Rights

Holders of Series F Shares shall not be entitled to receive notice of, attend or vote at, any meeting of the shareholders of the Corporation, unless the Corporation shall have failed to pay eight (8) semi-annual dividends on the Series F Shares, whether or not consecutive. In that event and only for so long as any such dividends remain in arrears, the holders of Series F Shares shall be entitled to receive notice of, and to attend and vote at, all shareholders’ meetings, except meetings at which only holders of another specified series or class of shares are entitled to vote. At each such meeting, each Series F Share shall entitle the holder thereof to one (1) vote.

8.5	Retraction Rights

Each holder of Series F Shares shall be entitled, at its option, upon prior written notice of not less than one (1) business day to the Corporation, to require the Corporation to redeem all or part of such holder’s Series F Shares for an aggregate amount equal to the Redemption Price (as hereinafter defined) and any accumulated but unpaid dividends with respect thereto, payable, subject to the provisions of the Act in this regard, upon presentation and surrender by such holder of Series F Shares of the certificate(s) representing such number of Series F Shares to be redeemed (the date on which such presentation and surrender occurs being the “Retraction Date”). As of the Retraction Date, the Series F Shares shall be considered redeemed and the Corporation shall pay to such holder of Series F Shares the Redemption Price (as hereinafter defined) plus any accumulated but unpaid dividends with respect thereto, in the manner described in Section 8.7. In the event the Corporation is unable to pay the Redemption Price of the Series F Shares as of the Retraction Date, it shall forthwith give the holder of Series F Shares written notice thereof.

8.6	Redemption Rights

The Corporation shall have the right, at its option, subject to the provisions of the Act in this regard, to redeem at any time all or, from time to time, any of the Series F Shares then outstanding upon giving notice as hereinafter provided, on payment to the holders of the Series F Shares of an aggregate amount equal to the Redemption Price (as hereinafter defined) plus all dividends accumulated on such Series F Shares being redeemed and remaining unpaid. In the case of partial redemption, the Series F Shares to be redeemed shall be selected pro rata among the holders of all the Series F Shares then outstanding, except that, with the consent of all the holders of Series F Shares, the shares to be redeemed may be selected in any other manner.

The Corporation shall, at least one (1) business day prior to the date fixed for redemption (the “Redemption Date”), give written notice to each then registered holder of Series F Shares, of the Corporation’s intention to redeem the same. Such notice shall set out the date and the place at which the redemption is to take place and where payment is to occur, and in the case of partial redemption, the number of shares to be redeemed from each such holder of Series F Shares. If notice of redemption is given as aforesaid and an amount sufficient to redeem the Series F Shares called for redemption is deposited with the Corporation’s bankers or at any other place or places specified in the notice, on or before the Redemption Date, the holders of Series F Shares shall, after the Redemption Date, have no right in or against the Corporation except the right to receive payment of the Redemption Price plus all dividends accumulated on such Series F Shares being redeemed and remaining unpaid, in the manner described in Section 8.7, on presentation and surrender of the certificate(s) representing such number of shares to be redeemed.

8.7	Redemption Price

The Redemption Price of the Series F Shares shall be an amount equal to $1,000 per Series F Share being redeemed. The Redemption Price may be paid in cash, or by certified cheque, bank draft or wire transfer, or by the delivery of assets having equivalent value, provided that in respect of any such payment denominated in a currency other than Canadian, for the purpose of this present Section, the applicable exchange rate shall be that published by the Bank of Canada in effect on the date of payment.

8.8	Conversion

Each issued and outstanding Series F Share may, at any time until January 31, 2008, at the option of its holder, be converted into one Series G Share.

The right to convert Series F Shares as aforesaid may be exercised by written notice sent to the Corporation, at its head office, together with the certificate(s) representing the Series F Shares the holder wishes to convert. The notice shall be signed by the holder or its representative and shall specify the number of Series F Shares the holder wishes to convert; if only part of the Series F Shares represented by the certificate(s) together with the notice is to be converted, the holder shall be entitled to receive, at the Corporation’s expense, a new certificate representing the Series F Shares which were included in the certificate(s) sent, as previously mentioned, and which are not to be converted.

Upon every conversion of Series F Shares, the certificate(s) representing the shares resulting from the conversion shall be issued in the name of the holder of the converted shares. The right of a holder of Series F Shares to convert its shares under this present Section shall be presumed to have been exercised and the holder of shares to be converted shall be deemed to have become a holder of the shares resulting from the conversion, for all purposes, on the date or dates of delivery of the certificate(s) representing the shares to be converted together with the notice mentioned in the preceding paragraph, the whole notwithstanding any delay in the delivery of the certificate representing the shares resulting from the conversion.

9. CUMULATIVE FIRST PREFERRED SHARES, SERIES G

In addition to the rights, privileges, conditions and restrictions attaching to the Cumulative First Preferred Shares, the Cumulative First Preferred Shares, Series G (“Series G Shares”) shall carry the following rights, privileges, conditions and restrictions:

9.1	Number of Series G Shares Available For Issue

The Corporation shall be authorized to issue an unlimited number of Series G Shares (hereinafter called the “Cumulative First Preferred Shares, Series G”) and their respective rights, privileges, conditions and restrictions shall be as hereinafter set forth.

9.2	Dividends

The registered holders of Series G Shares shall be entitled to receive, in each fiscal year of the Corporation, fixed cumulative preferential dividends at the rate of 10.85% per share per annum, calculated daily on the Redemption Price (as hereinafter defined) of Series G Shares. The said dividends shall be cumulative from the respective dates of issue of each Series G Share.

For greater certainty, it is hereby declared that (a) wherever used in this present Section, the expression “dividends at the rate of 10.85% per share per annum” shall mean, in respect of Series G Shares, dividends computed at that rate for at least the number of days during which such share was outstanding during the fiscal year in respect of which the computation is being made and (b) nothing herein contained or implied shall require prorating of dividends in respect of any shares not outstanding for the whole of any period for or in respect of which such dividends are being accumulated. The directors of the Corporation may, however, in their discretion, prorate dividends in respect of any shares not outstanding for the whole of any period for or in respect of which dividends are being accumulated if such right of prorating was provided by the Corporation at the time of the issue of such shares.

All dividends declared on the Series G Shares shall be payable semi-annually on a cumulative basis on the 20th day of the months of June and December in each year, at such place as the directors of the Corporation may determine from time to time, in cash or by certified cheque, bank draft or wire transfer, provided that in respect of any payment of dividends denominated in a currency other than Canadian, the applicable exchange rate shall be that published by the Bank of Canada in effect on the date of payment.

The holders of Series G Shares shall only be entitled to receive the aforementioned dividends. No dividends may be paid on any shares ranking junior to the Series G Shares unless all dividends which shall have become payable on the Series G Shares have been paid or set aside for payment.

9.3	Liquidation

In the event of the liquidation, dissolution or reorganization of the Corporation or any other distribution of its assets among its shareholders for the purpose of winding-up its affairs, whether voluntarily or involuntarily, the holders of Series G Shares shall be entitled to receive, in preference to the holders of Common Shares, an amount equal to the Redemption Price (as hereinafter defined) of each Series G Share held and any accumulated and unpaid dividends with respect thereto.

9.4	Voting Rights

Holders of Series G Shares shall not be entitled to receive notice of, attend or vote at, any meeting of the shareholders of the Corporation, unless the Corporation shall have failed to pay eight (8) semi-annual dividends on the Series G Shares, whether or not consecutive. In that event and only for so long as any such dividends remain in arrears, the holders of Series G Shares shall be entitled to receive notice of, and to attend and vote at, all shareholders’ meetings, except meetings at which only holders of another specified series or class of shares are entitled to vote. At each such meeting, each Series G Share shall entitle the holder thereof to one (1) vote.

9.5	Retraction Rights

Each holder of Series G Shares shall be entitled, at its discretion, upon prior written notice of not less than one (1) business day to the Corporation, to require the Corporation to redeem all or part of such holder’s Series G Shares for an aggregate amount equal to the Redemption Price (as hereinafter defined) and any accumulated but unpaid dividends with respect thereto, payable, subject to the provisions of the Act in this regard, upon presentation and surrender by such holder of Series G Shares of the certificate(s) representing such number of Series G Shares to be redeemed (the date on which such presentation and surrender occurs being the “Retraction Date”). As of the Retraction Date, the Series G Shares shall be considered redeemed and the Corporation shall pay to such holder of Series G Shares the Redemption Price (as hereinafter defined) and any accumulated but unpaid dividends with respect thereto, in the manner described in Section 9.7. In the event the Corporation is unable to pay the Redemption Price of the Series G Shares as of the Retraction Date, it shall forthwith give the holder of Series G Shares written notice thereof.

9.6	Redemption Rights

The Corporation shall have the right, at its option, subject to the provisions of the Act in this regard, to redeem at any time all or, from time to time, any of the Series G Shares then outstanding upon giving notice as hereinafter provided, on payment to the holders of the Series G Shares of an aggregate amount equal to the Redemption Price (as hereinafter defined) plus all dividends accumulated on such Series G Shares being redeemed and remaining unpaid. In the case of partial redemption, the Series G Shares to be redeemed shall be selected pro rata among the holders of all the Series G Shares then outstanding, except that, with the consent of all the holders of Series G Shares, the shares to be redeemed may be selected in any other manner.

The Corporation shall, at least one (1) business day prior to the date fixed for redemption (the “Redemption Date”), give written notice to each then registered holder of Series G Shares, of the Corporation’s intention to redeem the same. Such notice shall set out the date and the place at which the redemption is to take place and where payment is to occur, and in the case of partial redemption, the number of shares to be redeemed from each such holder of Series G Shares. If notice of redemption is given as aforesaid and an amount sufficient to redeem the Series G Shares called for redemption is deposited with the Corporation’s bankers or at any other place or places specified in the notice, on or before the Redemption Date, the holders of Series G Shares shall, after the Redemption Date, have no right in or against the Corporation except the right to receive payment of the Redemption Price plus all dividends accumulated on such Series G Shares being redeemed and remaining unpaid, in the manner described in Section 9.7, on presentation and surrender of the certificates representing such number of shares to be redeemed.

9.7	Redemption Price

The Redemption Price of the Series G Shares shall be an amount equal to $1,000 per Series G Share being redeemed. The Redemption Price may be paid in cash, or by certified cheque, bank draft or wire transfer, or by the delivery of assets having equivalent value, provided that in respect of any such payment denominated in a currency other than Canadian, for the purpose of this present Section, the applicable exchange rate shall be that published by the Bank of Canada in effect on the date of payment.

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SCHEDULE B

to the Articles of Consolidation of

QUÉBECOR MÉDIA INC. / QUEBECOR MEDIA INC.

No shares of the Corporation can be transferred without the consent of the directors, expressed in a resolution duly passed by them.

The shareholders of the Corporation may participate and vote in any shareholders meeting by all means that enables all participants to communicate with each other and, among others, by phone, the whole in accordance with Section 174 of the Business Corporations Act (Quebec).

As long as the Corporation has not made a distribution of its securities to the public, any shareholders meeting may be held outside the province of Quebec or, from time to time, at any other place determined by the directors.

Securities of the Corporation, other than shares and non-convertible debt securities, cannot be transferred otherwise than in accordance with the transfer restrictions contained in the security holders’ agreement; in the absence of such restrictions, no transfer can be made without the consent of the directors, expressed in a resolution duly passed by them.

The directors of the Corporation may, when they deem appropriate:

(a) borrow money upon the credit of the Corporation;

(b) issue debentures or other securities of the Corporation and pledge or sell the same at such price and amount as shall be deemed appropriate; and

(c) hypothecate the immoveable and the movable or otherwise affect the movable property of the Corporation.

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